                                                                  Exhibit (a)(3)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the Ordinary Offer or the action you should take, you are recommended immediately to seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986.


This Form of Acceptance, Authority and Election (the Form) should be read in conjunction with the accompanying offer document dated September 4, 1998 (the Offer Document). The definitions used in the Offer Document apply in this Form. The provisions of Appendix 1 to the Offer Document, in so far as they relate to the Ordinary Offer, are deemed to be incorporated in and form part of this Form and should be read carefully by each Sedgwick Shareholder.


If you have sold or otherwise transferred all your Sedgwick Shares, please send this Form, the Offer Document and the reply-paid envelope as soon as possible to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, such documents should not be forwarded or transmitted in or into Canada, Australia or Japan.


If you are a CREST sponsored member you should refer to your CREST sponsor before completing the Form.


The Ordinary Offer is not being made, directly or indirectly, in or into, or by use of the mails of, or by any means or instrumentality (including, without limitation, telephonically or electronically) of interstate or foreign commerce of, or any facility of a national securities exchange of, Canada, Australia or Japan and will not be capable of acceptance by any such use, means, instrumentality, or facility. Accordingly, neither this Form nor the Offer Document is being or may be mailed or otherwise forwarded, distributed or sent in, into or from Canada, Australia or Japan. All Sedgwick Shareholders (including custodians, nominees and trustees) who would, or otherwise intend to, forward this Form and/or the Offer Document, should read the further details in this regard which are contained in paragraphs 8 and 10 of Part B of Appendix 1 to the Offer Document before taking any action.


The Loan Notes which may be issued pursuant to the Ordinary Offer have not been, and will not be, listed on any stock exchange. The Loan Notes have not been, and will not be, registered under the US Securities Act or under the laws of any State of the United States and may not be offered, sold or delivered, directly or indirectly, in or into the United States or to, or for the account or benefit of, any US Person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the US Securities Act or the relevant securities laws of any State of the United States. The Loan Notes may not be offered, sold or delivered, directly or indirectly, in or into Canada, Australia or Japan.


                   FORM OF ACCEPTANCE, AUTHORITY AND ELECTION
                             RECOMMENDED CASH OFFER
                                       BY

                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK AND
                   DONALDSON, LUFKIN & JENRETTE INTERNATIONAL
                                  ON BEHALF OF
                        MARSH & MCLENNAN COMPANIES, INC.
                                      FOR
                               SEDGWICK GROUP PLC

             ACCEPTANCES OF THE ORDINARY OFFER MUST BE RECEIVED BY
  3.00 P.M. (LONDON TIME), 10.00 A.M. (NEW YORK CITY TIME) on OCTOBER 5, 1998

                            PROCEDURE FOR ACCEPTANCE


* If you wish to accept the Ordinary Offer, use this Form and follow the instructions set out on pages 2, 3 and 4. All Sedgwick Shareholders who are individuals must sign in the presence of a witness who must also sign where indicated. If you hold Sedgwick Shares jointly with others, you must arrange for all your co-holders to sign this Form.

* The information on page 4 of this Form may help to answer queries you may have about the Form and the procedure for responding to the Ordinary Offer.

* Please send this Form, duly completed and signed (AND ACCOMPANIED, IF YOUR SEDGWICK SHARES ARE IN CERTIFICATED FORM, BY YOUR SEDGWICK SHARE CERTIFICATE(S)) and/or other document(s) of title) (if you are a Non-US Holder) either by post or by hand to Computershare Services PLC, P.O. Box 859, Consort House, East Street, Bedminster, Bristol BS99 1XZ, or by hand (during normal business hours only) to Computershare Services PLC, 5-10 Great Tower Street, London EC3R 5ER, or (if you are a US Holder) by post or by hand to Bank of New York, 101 Barclay Street, New York, New York 10286, marked for the attention of Tenders and Exchanges, as soon as possible but in any event to be received no later than 3.00 p.m. (London time), 10.00 a.m. (New York City time) on October 5, 1998. A first class reply-paid envelope (only for use in the UK or the US, as the case may be) is enclosed for this purpose.

* If your Sedgwick Shares are in uncertificated form (that is, in CREST), you should follow the instructions set out in paragraph 9(g) of Part B of Appendix I to the Offer Document in order to transfer your Sedgwick Shares to an escrow balance. For this purpose, the participant ID of Computershare Services PLC which will act as escrow agent is 3RA48, the member account ID of Computershare Services PLC is SEDGWICK and the Form of Acceptance Reference Number of this Form (for insertion in the first eight characters of the shared note field on the TTE instruction) is shown next to Box 5 on page 3 of this Form. You should ensure that the transfer to escrow settles no later than 3.00 p.m (London time), 10.00 a.m. (New York City time) on October 5, 1998.

* If you hold Sedgwick Shares in both certificated and uncertificated form, you should complete a separate Form for each holding. Similarly, you should complete a separate Form for each different member account ID under which Sedgwick Shares are held in uncertificated form and for each different designation under which Sedgwick Shares are held in certificated form. You can obtain further Forms by contacting Computershare Services PLC, Bank of New York or Georgeson & Co Inc on one of the telephone numbers set out below.

* If you hold Sedgwick Shares in certificated form and your share certificate(s) and/or other document(s) of title is/are not readily available or is/are lost, this Form should nevertheless be completed, signed and returned as stated above so as to be received no later than
     3.00 p.m. (London time), 10.00 a.m. (New York City time) on October 5, 1998 and the share certificate(s) and/or other document(s) of title or an indemnity satisfactory to Marsh & McLennan should be lodged as soon as possible thereafter with Computershare Services PLC or Bank of New York at any of the addresses set out above (as the case may be).


                       DO NOT DETACH ANY PART OF THIS FORM
    IF YOU HAVE ANY QUESTIONS AS TO HOW TO COMPLETE THIS FORM, PLEASE CONTACT
               COMPUTERSHARE SERVICES PLC ON +44 (0) 117 937 0672,
                     BANK OF NEW YORK ON +1-800-507-9357 OR
                      GEORGESON & CO INC ON +1-800-223-2064

                           HOW TO COMPLETE THIS FORM

1 THE ORDINARY OFFER

To accept the Ordinary Offer, insert in Box 1 the total number of Sedgwick Shares for which you wish to accept the Ordinary Offer, whether or not you wish to elect for the Loan Note Alternative or the US dollar alternative. You must also sign Box 8 which will constitute your acceptance of the Ordinary Offer, and complete Box 4 and, if relevant Box 5. If applicable, you should also complete Box 7.

If no number or a number greater than your registered holding of Sedgwick Shares is written in Box 1 and you have signed Box 8, you will be deemed to have inserted in Box 1, and to have accepted the Ordinary Offer in respect of your entire registered holding of Sedgwick Shares (being your entire holding under the name and address specified in Box 4) or, if your Sedgwick Shares are in CREST, under the participant ID and member account id specified in Box 5. CREST participants are requested to insert in Box 1 the same number of Sedgwick
Shares as entered on the related TTE instruction. If you put "NO" in Box [   ],
you may be deemed not to have accepted the Ordinary Offer.

                                                                   COMPLETE HERE


  PLEASE ENSURE YOUR SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENTS OF TITLE ARE
                                   ENCLOSED.


2    THE LOAN NOTE ALTERNATIVE


To elect for the Loan Note Alternative you should first complete Box 1 and then write in Box 2 the number of Sedgwick Shares for which you wish to elect to receive Loan Notes rather than cash under the Offer. You must also sign Box 8 and complete Box 4 and, if appropriate, complete Box 5. If applicable, you should also complete Box 7.


If a number greater than the number of Sedgwick Shares inserted or deemed to be inserted in Box 1 is written in Box 2 and you have signed Box 8, you will be deemed to have elected for the Loan Note Alternative in respect of the number inserted or deemed to be inserted in Box 1.

If you put "NO" in Box [   ], you may not accept the Loan Note Alternative
and must leave Box @ blank. If you put "NO" in Box [   ] and complete Box @,
your instructions in Box @ will be disregarded. Each person electing for the Loan Notes will be deemed to represent and warrant that he/she is not a US Person, a Canadian person, an Australian person, or a Japanese person and is not acquiring, and will not be holding such Loan Notes for the account or benefit of a US Person, a Canadian person, an Australian person or a Japanese person or with a view to the offer/sale or delivery, directly or indirectly, of such Loan Notes in, into or from the United States, Canada, Australia or Japan or to, or for the account or benefit of, any US Person, Canadian person, Australian person or Japanese person or any other person whom such transferee has reason to believe is purchasing for the purpose of such offer, sale or delivery. Any person unable to give such a representation and warranty is not permitted to accept the Loan Note Alternative and in the case of any US Person will be deemed to have accepted the Ordinary Offer for cash and without electing for the Loan Note Alternative.


                                                                   COMPLETE HERE


3    US DOLLAR ALTERNATIVE


To elect to receive all of your cash consideration in US dollars instead of pounds sterling, in accordance with paragraph 12 of Part B of Appendix I to the Offer Document, please place a mark in Box 3. You may elect to receive all of your cash consideration in US dollars only in respect of your whole holding of Sedgwick Shares in respect of which you accept the Ordinary Offer. If you have elected for the Loan Note Alternative, any mark that you place in this box will not be valid.


Please read paragraph 12 of Part B of Appendix I to the Offer Document before electing to receive your cash consideration in US dollars.


                                                                   COMPLETE HERE


4    NAME(S) AND ADDRESS(ES)


Please complete Box 4 with the full name and address of the sole or first-named registered holder together with the full names of all other joint holders (if any) in BLOCK CAPITALS. Unless you complete Box 7, this is the address to which your consideration will be sent. If you insert in Box 4 an address in Canada, Australia or Japan (and, if you are electing for the Loan Note Alternative, in the United States), you must insert in Box 7 an alternative address outside Canada, Australia and Japan (and, if you are electing for the Loan Note Alternative, outside the United States). Please also give a telephone number where you may be contacted in the event of any query.


                                                                   COMPLETE HERE


5    PARTICIPANT ID AND MEMBER ACCOUNT ID


If your Sedgwick Shares are in CREST, you must insert in Box 5 the participant ID and the member account ID under which such shares are held by you in CREST.


You must also transfer (or procure the transfer of) the Sedgwick Shares concerned to an escrow balance, specifying in the TTE instruction the participant ID and member account ID inserted in Box 5 and the Form of Acceptance Reference Number of this Form and the other information specified in paragraph 9(g) of Part B of Appendix I to the Offer Document. The Form of Acceptance Reference Number appears next to Box 5 on page 3 of this Form.


                                                                   COMPLETE HERE


6    OVERSEAS PERSONS


If you are unable to give the representations and warranties set out in paragraph 10(b) of Part B of Appendix I to the Offer Document, you must put "NO" in Box 6. If you do not put "NO" in Box 6, you will be deemed to have given such representations and warranties.


                                                                   COMPLETE HERE



7    ADDRESS FOR DESPATCH OF CONSIDERATION


If you wish the consideration and/or other documents to be sent to someone other than the first-named registered holder at the address set out in Box 4 (e.g. your bank manager or stockbroker), you should complete Box 7. Box 7 must be completed by holders who have completed Box 4 with an address in Canada, Australia or Japan (and, if electing for the Loan Note Alternative, in the United States). You must not insert in Box 7 an address in Canada, Australia or Japan (and, if electing for the Loan Note Alternative, in the United States).


                                                                   COMPLETE HERE


8    SIGNATURES


You must sign Box * and, in the case of a joint holding, arrange for ALL other joint holders to do likewise. All registered holders who are individuals MUST SIGN IN THE PRESENCE OF A WITNESS who must also sign Box 8 where indicated. The witness must be over 18 years of age and should not be another joint holder signing the Form. The same witness may witness each signature of the joint holders. The witness should also print his/her name where indicated.

A company may execute under seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations. Alternatively, a company to which section 36A of the Companies Act 1985 applies may execute the Form by a director and the company secretary or by two directors of the company signing the Form and a company incorporated outside Great Britain may sign in accordance with the laws of the relevant territory in which the relevant company is incorporated. In both cases, execution should be expressed to be by the company and each person signing the Form should state the office which he/she holds and insert the name of the company above or alongside his/her signature.

If the Form is not signed by the registered holder(s), insert the name(s) and capacity (e.g. attorney or executor(s)) of the person(s) signing the Form. Such person should also deliver evidence of his/her authority in accordance with the notes on page 4.


                                                           Sign and WITNESS here

                                     Page 3
                 PLEASE COMPLETE AS EXPLAINED ON PAGES 2 AND 4

1  TO ACCEPT THE CONVERTIBLE OFFER             BOX 1
   Whether or not you wish to elect for
   the Loan Note Alternative or the US    Pound ST              FOR OFFICE USE
   dollar alternative, complete Box 1     ____________________  ________________
   and Box 5 (and, if appropriate, Box 4,  Number of Sedgwick   HOLDER CODE
   Box 6 and/or Box 7) and sign Box 8      Shares.
   below.                                 ____________________  ________________

2  TO ELECT FOR THE LOAN NOTE                  BOX 2              H
   ALTERNATIVE
   Having completed Box 1 (and, if       Pound ST
   appropriate, Box 5 and/or Box 7),     ____________________  ________________
   complete Box 2 and Box 4 and           Number of Sedgwick      C
   sign Box 8 below.                      Shares.
                                          ____________________  ________________

3  TO ELECT FOR THE US DOLLAR                  BOX 3              Q
   ALTERNATIVE                           _____________________
   Place a mark in this box to receive
   all of your cash consideration in US
   dollars instead of pounds sterling.
   You may not mark this box if you have
   completed Box 2.                      _____________________  ________________


4  FULL NAME(S) AND ADDRESS(ES)
   (TO BE COMPLETED IN BLOCK CAPITALS)                            BOX 4

   First-named registered holder            Second-named registered holder

   1. Forenames _____________________       2. Forenames _______________________
      (Mr, Mrs, Ms or Title)                   (Mr, Mrs, Ms or Title)

                                               Surname _________________________
   Surname __________________________
                                            Third-named registered holder

   Address __________________________        3. Forenames ______________________
                                                (Mr, Mrs, Ms or Title)
   __________________________________        Surname ___________________________

   __________________________________       Fourth-named registered holder

   Postcode _________________________        4. Forenames ______________________
                                                (Mr, Mrs, Ms or Title)

                                             Surname ___________________________

   In case of query, please state your daytime telephone number ________________


5  PARTICIPANT ID AND MEMBER ACCOUNT ID                           BOX 5
   Complete this Box only if your Sedgwick
   Shares are in CREST                               Participant ID ____________
   The Form of Acceptance Reference Number
   of this Form is:                                  Member account ID _________

                                                     ___________________________

6  OVERSEAS PERSONS                                               BOX 6
   If you are unable to give the representations
   and warranties in paragraph 10(b) of Part B
   of Appendix I to the Offer Document, you must
   put "NO" in Box 6
                                                     ___________________________


7  ADDRESS FOR THE DESPATCH OF CONSIDERATION                      BOX 7
   Address outside Canada, Australia and Japan
   (and, if electing for the Loan Note
   Alternative, outside the United States) to which consideration and/or other documents are to be sent instead of address in Box 4.


    Name ______________________________________________________________________


    Address ___________________________________________________________________


    ___________________________________________________________________________


    _____________________________________ Postcode ____________________________


8  ALL REGISTERED HOLDERS TO SIGN HERE TO ACCEPT                  BOX 8
   THE ORDINARY OFFER

   EXECUTION BY INDIVIDUALS
   Signed and delivered      In presence of:
   as a deed by

   ________________________  ________________________  ________________________
   Signature                 Signature of Witness      Name of Witness


   ________________________  ________________________  ________________________
   Signature (joint holder)  Signature of Witness      Name of Witness


   ________________________  ________________________  ________________________
   Signature (joint holder)  Signature of Witness      Name of Witness


   ________________________  ________________________  ________________________
   Signature (joint holder)  Signature of Witness      Name of Witness


   IMPORTANT: EACH REGISTERED HOLDER WHO IS AN INDIVIDUAL MUST SIGN IN THE PRESENCE OF A WITNESS WHO MUST ALSO SIGN AND PRINT HIS/HER NAME WHERE INDICATED. IN THE CASE OF JOINT HOLDERS, ALL MUST SIGN.

   **Executed as a deed under the common seal of the company named below/
     Executed as a deed on behalf of the company named below** in the presence of/acting by:


   ________________________  ________________________  ________________________
   Name of Company           Signature                 Name of Director


   **Delete as appropriate   ________________________  ________________________
                             Signature                 Name of Director/
                                                       Secretary**


                      (TO BE COMPLETED IN BLOCK CAPITALS)

        FURTHER NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM


In order to be effective, this Form must, except as mentioned below, be signed personally by the registered holder or, in the case of a joint holding, by ALL the joint holders and each individual signature must be independently witnessed. A company must execute this Form under its common seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations. Alternatively, a company to which section 36A of the Companies Act 1985 applies may execute this Form by a director and the company secretary or by two directors of the company signing the form and a company incorporated outside Great Britain may sign in accordance with the laws of the relevant territory in which the relevant company is incorporated. In both cases, execution should be expressed to be by the company and each person signing the Form should state the office which he/she holds and insert the name of the company above or alongside his/her signature.

In order to avoid delay and inconvenience to yourself, the following points may assist you:

1.   IF THE SOLE HOLDER HAS DIED


     If a grant of probate or letters of administration has/have been registered with Sedgwick's registrar, this Form must be signed by the personal representative(s) of the deceased holder, in the presence of a witness, and returned either by post or by hand (in the case of a Non-US Holder) to Computershare Services PLC, P.O. Box 859, Consort House, East Street, Bedminster, Bristol, BS99 1XZ, or by hand (during normal business hours only) to Computershare Services PLC, 5-10 Great Tower Street, London EC3R 5ER, or (in the case of a US Holder) by post or by hand to Bank of New York, 101 Barclay Street, New York, New York 10286, marked for the attention of Tenders and Exchanges. If a grant of probate or letters of administration has/have not been registered with Sedgwick's registrar, the personal representative(s) or the prospective personal representative(s) should sign the Form, in the presence of a witness, and return it as aforesaid. However, the grant of probate or letters of administration must be lodged with Computershare Services PLC or Bank of New York at any such address (as the case may be) before the consideration due can be despatched.

2.   IF ONE OF THE JOINT HOLDERS HAS DIED


     This Form must be signed by all surviving holders in the presence of a witness and lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be), accompanied by the death certificate, the grant of probate or letters of administration in respect of the deceased holder.

3. IF YOUR SEDGWICK SHARES ARE IN CERTIFICATED FORM AND THE CERTIFICATE(S) IS/ARE HELD BY YOUR BANK OR SOME OTHER AGENT


     If your share certificate(s) and/or other document(s) of title is/are not readily available, the completed Form should be lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be), together with a note saying e.g. "certificates to follow" and you should arrange for the share certificate(s) and/or other document(s) of title to be forwarded as soon as possible thereafter.

4. IF YOUR SEDGWICK SHARES ARE IN CERTIFICATED FORM AND ANY SHARE CERTIFICATE IS NOT READILY AVAILABLE OR HAS BEEN LOST


     The completed Form, and any share certificate(s) which you may have available, should be lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be), accompanied by a letter stating that the balance will follow (and, if applicable, that you have lost one or more of your share certificates). At the same time, you should write to Sedgwick's registrar, Lloyds Bank Registrars, The Causeway, Worthing, West Sussex, BN99 6DA, requesting that a letter of indemnity be sent to you which, when completed in accordance with the instructions given, should be lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be), as soon as possible thereafter.

5.   IF THE FORM HAS BEEN SIGNED UNDER POWER OF ATTORNEY

     The completed Form should be lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be) accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act
     1971). The power of attorney will be noted by Computershare Services PLC or Bank of New York and returned as directed.

6. IF YOUR NAME OR OTHER PARTICULARS ARE SHOWN INCORRECTLY ON THE SHARE CERTIFICATE(S)

     e.g. Name on the certificates ..............................James Smith
          Correct name .........................................James Smythe


     The Form should be completed in your correct name and lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be) with your share certificate(s) and accompanied by a letter from your bank, stockbroker or solicitor confirming that the person in whose name the Sedgwick Shares are registered is one and the same as the person who has signed the Form. If an incorrect address is shown, the correct address should be written on the Form. If you have changed your name, lodge your marriage certificate or deed poll or, in the case of a company, a copy of the certificate of incorporation on change of name with this Form for noting.

7.   IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY)

     Send this Form and the Offer Document by the quickest means (e.g. air mail) to the holder for execution (provided that such documents are not forwarded or transmitted, by any means, in or into Canada, Australia or Japan) or, if he/she has executed a power of attorney giving sufficient authority, the attorney should sign the Form and the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) should be lodged with this Form for noting (see paragraph 5 above). No other signatures are acceptable.

8.   IF YOU HAVE SOLD OR TRANSFERRED ALL YOUR SEDGWICK SHARES


     If you have sold or transferred all your Sedgwick Shares, please send this Form and the Offer Document at once to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for delivery to the purchaser or transferee. However, this Form and the Offer Document should not be forwarded or transmitted in or into Canada, Australia or Japan.

9.   IF YOU ARE NOT RESIDENT IN THE UK

     The attention of Sedgwick Shareholders not resident in the UK is drawn, in particular to paragraph 8 and 10(b) of Part B of Appendix I to the Offer Document.

10.  IF YOUR SEDGWICK SHARES ARE IN CREST

     You should take the action set out in paragraph 9(g) of Part B of Appendix I to the Offer Document to transfer your Sedgwick Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears next to Box 5 on page 3 of this Form) so that such Form of Acceptance Reference Number can be inserted into the TTE instruction.

     If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form, as only your CREST sponsor will be able to send the necessary TTE instruction to CRESTCo.

Without prejudice to paragraphs 6(d) and 7 of Part B of Appendix I to the Offer Document, Marsh & McLennan reserves the right to treat as valid any acceptance of the Ordinary Offer which is not entirely in order or which is not accompanied by the relevant transfer to escrow or (as appropriate) the relevant share certificate(s) and/or other document(s) of title. In that event, no consideration due under the Ordinary Offer will be sent until after the relevant transfer to escrow has been made or (as appropriate) the relevant share certificate(s) and/or other document(s) of title or indemnities satisfactory to Marsh & McLennan have been received by Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be). Notwithstanding that no share certificate(s) and/or other document(s) of title is/are delivered with this Form, the Form, if otherwise valid and accompanied by an appropriate endorsement or certification to the effect that the Sedgwick Shares referred to therein are available for acceptance and signed on behalf of the London Stock Exchange or Sedgwick's registrar and delivered to Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be), may be treated as valid for the purposes including an election for the Loan Note Alternative.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the Convertible Offer or the action you should take, you are recommended immediately to seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986.

This Form of Acceptance, Authority and Election (the Form) should be read in conjunction with the accompanying offer document dated September 4, 1998 (the Offer Document). The definitions used in the Offer Document apply in this Form. The provisions of Appendix I to the Offer Document, in so far as they relate to the Convertible Offer, are deemed to be incorporated in and form part of this Form and should be read carefully by each Sedgwick Bondholder.

If you have sold or otherwise transferred all your Sedgwick Convertible Bonds, please send this Form, the Offer Document and the reply-paid envelope as soon as possible to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, such documents should not be forwarded or transmitted in or into Canada, Australia or Japan.

The Convertible Offer is not being made, directly or indirectly, in or into, or by use of the mails of, or by any means or instrumentality (including, without limitation, telephonically or electronically) of interstate or foreign commerce of, or any facility of a national securities exchange of, Canada, Australia or Japan and will not be capable of acceptance by any such use, means, instrumentality, or facility. Accordingly, neither this Form nor the Offer Document is being or may be mailed or otherwise forwarded, distributed or sent in, into or from Canada, Australia or Japan. All Sedgwick Bondholders (including custodians, nominees and trustees) who would, or otherwise intend to, forward this Form and/or the Offer Document, should read the further details in this regard which are contained in paragraphs 8 and 10 of Part B of Appendix I to the Offer Document before taking any action.

The Loan Notes which may be issued pursuant to the Convertible Offer have not been, and will not be, listed on any stock exchange. The Loan Notes have not been, and will not be, registered under the US Securities Act or under the laws of any State of the United States and may not be offered, sold or delivered, directly or indirectly, in or into the United States or to, or for the account or benefit of, any US Person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the US Securities Act or the relevant securities laws of any State of the United States. The Loan Notes may not be offered, sold or delivered, directly or indirectly, in or into Canada, Australia or Japan.

       FORM OF ACCEPTANCE, AUTHORITY AND ELECTION RECOMMENDED CASH OFFER

                                       BY

                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK AND

                   DONALDSON, LUFKIN & JENRETTE INTERNATIONAL

                                  ON BEHALF OF

                        MARSH & MCLENNAN COMPANIES, INC.

                                      FOR

                      SEDGWICK GROUP PLC CONVERTIBLE BONDS

            ACCEPTANCES OF THE CONVERTIBLE OFFER MUST BE RECEIVED BY
  3.00 P.M. (LONDON TIME), 10.00 A.M. (NEW YORK CITY TIME) on OCTOBER 5, 1998

                            PROCEDURE FOR ACCEPTANCE

* If you wish to accept the Convertible Offer, use this Form and follow the instructions set out on pages 2, 3 and 4. All Sedgwick Bondholders who are individuals must sign in the presence of a witness who must also sign where indicated. If you hold Sedgwick Registered Bonds jointly with others, you must arrange for all your co-holders to sign this Form.

* The information on page 4 of this Form may help to answer queries you may have about the Form and the procedure for responding to the Convertible Offer.

* Please send this Form, duly completed and signed, (if you are a Non-US Holder) either by post or by hand to Computershare Services PLC, P.O. Box 859, Consort House, East Street, Bedminster, Bristol BS99 1XZ, or by hand (during normal business hours only) to Computershare Services PLC, 5-10 Great Tower Street, London EC3R 5ER, or (if you are a US Holder) by post or by hand to Bank of New York, 101 Barclay Street, New York, New York 10286, marked for the attention of Tenders and Exchanges, as soon as possible but in any event to be received no later than 3.00 p.m. (London time), 10.00 a.m. (New York City time) on October 5, 1998. A first class reply-paid envelope (only for use in the UK or the US, as the case may be) is enclosed for this purpose.

* In the case of holders of Sedgwick Registered Bonds, this Form should be accompanied by your bond certificate(s) and/or other document(s) of title.

* Holders of Sedgwick Bearer Bonds are referred to paragraph 9(d) of Part B of Appendix I to the Offer Document and are requested to follow the instructions set out herein as to delivery of such Sedgwick Bearer Bonds.

* If your bond certificate(s) and/or other document(s) of title or your Sedgwick Bearer Bond(s) which is/are not held in Euroclear or Cedel is/are not readily available or is/are lost, this Form, duly completed and signed, should nevertheless be delivered as stated above and such bond certificate(s) and/or other document(s) of title or such Sedgwick Bearer Bond(s) should be forwarded as soon as possible thereafter.

                       DO NOT DETACH ANY PART OF THIS FORM
    IF YOU HAVE ANY QUESTIONS AS TO HOW TO COMPLETE THIS FORM, PLEASE CONTACT
               COMPUTERSHARE SERVICES PLC ON +44 (0) 117 937 0672,
                     BANK OF NEW YORK ON +1-800-507-9357 OR
                      GEORGESON & CO INC ON +1-800-223-2064

1  THE CONVERTIBLE OFFER

To accept the Convertible Offer, insert in Box 1 the total nominal amount of Sedgwick Convertible Bonds for which you wish to accept the Convertible Offer, whether or not you wish to elect for the Loan Note Alternative or the US dollar alternative. You must also sign Box 8 which will constitute your acceptance of the Convertible Offer and complete Box 5. If applicable, you should also complete Box 4 and/or Box 7.

If you are a holder of Sedgwick Registered Bonds and no amount or an amount greater than the nominal amount of your registered holding of Sedgwick Convertible Bonds is inserted in Box 1 and you have signed Box 8, you will be deemed to have accepted the Convertible Offer in respect of, and inserted in Box 1, the nominal amount of Sedgwick Convertible Bonds that constitutes the whole of your holding of Sedgwick Registered Bonds.

If you are a holder of Sedgwick Bearer Bonds not held through Euroclear or Cedel and you are delivering this Form accompanied by your Sedgwick Bearer Bonds or are providing evidence satisfactory to J.P. Morgan and Donaldson, Lufkin & Jenrette that your Sedgwick Bearer Bonds have been deposited with a bank or other depositary to the order of J.P. Morgan or Donaldson, Lufkin & Jenrette and no nominal amount of Sedgwick Convertible Bonds is inserted in Box 1 and you have signed Box 8, you will be deemed to have accepted the Convertible Offer in respect of, and inserted in Box 1, the nominal amount of Sedgwick Bearer Bonds that are so delivered or in respect of which evidence is so provided. If you put "NO" in Box @, you may be deemed not to have accepted the Convertible Offer.

                                                                  COMPLETE HERE

2  THE LOAN NOTE ALTERNATIVE

To elect for the Loan Note Alternative, you should first complete Box 1 and then write in Box 2 the nominal amount of Sedgwick Convertible Bonds for which you wish to elect to receive Loan Notes rather than cash under the Convertible Offer. You must also sign Box 8, and complete Box 5. If applicable, you should also complete Box 4 and/or Box 7.

If a nominal amount greater than the nominal amount of Sedgwick Convertible Bonds inserted or deemed to be inserted in Box 1 is written in Box 2 and you have signed Box 8, you will be deemed to have elected for the Loan Note Alternative in respect of the number inserted or deemed to be inserted in Box 1.

If you put "NO" in Box @, you may not accept the Loan Note Alternative and must leave Box @ blank. If you put "NO" in Box @ and complete Box @, your instructions in Box @ will be disregarded. Each person electing for the Loan Notes will be deemed to represent and warrant that he/she is not a US Person, a Canadian person, an Australian person, or a Japanese person and is not acquiring, and will not be holding, such Loan Notes for the account or benefit of a US Person, a Canadian person, an Australian person or a Japanese person or with a view to the offer/sale or delivery, directly or indirectly, of such Loan Notes in, into or from the United States, Canada, Australia or Japan or to, or for the account or benefit of, any US Person, Canadian person, Australian person or Japanese person or any other person whom such transferee has reason to believe is purchasing for the purpose of such offer, sale or delivery. Any person unable to give such a representation and warranty is not permitted to accept the Loan Note Alternative and in the case of any US Person will be deemed to have accepted the Convertible Offer for cash and without electing for the Loan Note Alternative.

                                                                  COMPLETE HERE
3  US DOLLAR ALTERNATIVE

To elect to receive all of your cash consideration in US dollars instead of pounds sterling, in accordance with paragraph 12 of Part B of Appendix I to the Offer Document, please place a mark in Box 3. You may elect to receive all of your cash consideration in US dollars only in respect of your whole holding of Sedgwick Convertible Bonds in respect of which you accept the Convertible Offer. If you have elected for the Loan Note Alternative, any mark that you place in this box will not be valid.

Please read paragraph 12 of Part B of Appendix I to the Offer Document before electing to receive your cash consideration in US dollars.

                                                                  COMPLETE HERE
4  NAME(S) AND ADDRESS(ES)

If this Form relates to Sedgwick Registered Bonds, please complete Box 4 with the full name and address of the sole or first-named registered holder together with the full names of all other joint holders (if any) in BLOCK CAPITALS. Unless you complete Box 7, this is the address to which your consideration will be sent. If you insert in Box 4 an address in Canada, Australia or Japan (and, if you are electing for the Loan Note Alternative, in the United States), you must insert in Box 7 an alternative address outside Canada, Australia and Japan (and, if you are electing for the Loan Note Alternative outside the United States). Please also give a telephone number where you may be contacted in the event of any query.

If this Form relates to Sedgwick Bearer Bonds, Box 4 need not be completed and, in this regard only, this note overrides any instructions to the contrary in this Form and the Offer Document. If Box 4 is not completed, Box 7 must be completed.

                                                                  COMPLETE HERE

5  FORM OF SEDGWICK CONVERTIBLE BONDS IN RESPECT OF WHICH ACCEPTANCE IS
   MADE HEREBY

Tick Box if you are accepting the Convertible Offer in respect of Sedgwick Registered Bonds held by you. If you tick Box , this Form of Acceptance should be accompanied by your Sedgwick Registered Bonds and/or other documents of title.

Tick Box if you are accepting the Convertible Offer in respect of Sedgwick Bearer Bonds held by you. Do not tick Box if you hold Sedgwick Bearer Bonds through Euroclear or Cedel and you will deliver your Sedgwick Bearer Bonds to J.P. Morgan or Donaldson, Lufkin & Jenrette through Euroclear or Cedel. If you tick Box this Form of Acceptance should be accompanied by your Sedgwick Bearer Bonds (together with all unmatured coupons appertaining thereto except for those relating to the period May 31, 1998 to November 30, 1998) or evidence satisfactory to J.P. Morgan and Donaldson, Lufkin & Jenrette that your Sedgwick Bearer Bonds (together with such coupons) have been deposited with a bank or other depositary to the order of J.P. Morgan or Donaldson, Lufkin & Jenrette. If you are delivering this Form accompanied by your Sedgwick Bearer Bonds, this Form and the accompanying Sedgwick Bearer Bonds must be delivered by hand only (during normal business hours) (if you are a Non-US Holder) to Computershare Services PLC, P.O. Box 859, Consort House, East Street, Bedminster, Bristol BS99 1XZ or to Computershare Services PLC, 5-10 Great Tower Street, London EC3R 5ER or (if you are a US Holder) to Bank of New York, 101 Barclay Street, New York, New York 10286 marked for the attention of Tenders and Exchanges.

Tick Box if you are accepting the Convertible Offer in respect of Sedgwick Bearer Bonds held by you through Euroclear or Cedel and you will irrevocably instruct Euroclear or Cedel to debit your security clearance or other accounts with the amount of Sedgwick Bearer Bonds in respect of which you are accepting the Convertible Offer and to credit the J.P. Morgan or Donaldson, Lufkin & Jenrette securities account with Euroclear or, as the case may be, Cedel in accordance with the procedures, details of which are available on request from Euroclear or, as the case may be, Cedel.

If you tick Box , you should complete Box with the number of your securities clearance or other account in Euroclear or Cedel which is to be debited with the appropriate number of Sedgwick Bearer Bonds. You should then procure that instructions are given to Euroclear or, as the case may be, Cedel in accordance with such procedures to debit that account with the nominal amount of Sedgwick Bearer Bonds inserted in Box 1 and to credit the securities account of J.P. Morgan or Donaldson, Lufkin & Jenrette with Euroclear or, as the case may be, Cedel (details of which are available from Euroclear or, as the case may be, Cedel). You must comply with the procedures from time to time established by Euroclear or, as the case may be, Cedel in relation to acceptance of the Convertible Offer. Your acceptance of the Convertible Offer will not be treated as valid until such credit has been confirmed to J.P. Morgan or Donaldson, Lufkin & Jenrette by Euroclear or, as the case may be, Cedel.

If you hold both Sedgwick Registered Bonds and Sedgwick Bearer Bonds or if you wish to exercise different options in respect of your delivery of Sedgwick Bearer Bonds, you should complete a separate Form in respect of each category of Sedgwick Bonds in respect of which you are accepting the Convertible Offer. You can obtain further Forms by contacting Computershare Services PLC, Bank of New York or Georgeson & Co Inc on one of the telephone numbers set out at the bottom of page 1.

                                                                  COMPLETE HERE
6  OVERSEAS PERSONS

If you are unable to give the representations and warranties set out in paragraph 10(b) of Part B of Appendix I to the Offer Document, you must put "NO" in Box 6. If you do not put "NO" in Box 6, you will be deemed to have given such representations and warranties.

                                                                  COMPLETE HERE
7  ADDRESS FOR DESPATCH OF CONSIDERATION

If you wish the consideration and/or other documents to be sent to someone other than the first-named registered holder at the address set out in Box 4 (e.g. your bank manager or stockbroker), you should complete Box 7. If this Form of Acceptance relates to Sedgwick Bearer Bonds, Box 7 must be completed with the name of the person and the address to which you wish the consideration and/or other documents to be sent.

Box 7 must also be completed by holders who have completed Box 4 with an address in Canada, Australia or Japan (and, if electing for the Loan Note Alternative, in the United States).

You must not insert in Box 7 and address in Canada, Australia or Japan (and, if electing for the Loan Note Alternative, in the United States).

                                                                  COMPLETE HERE
8  SIGNATURES

You must sign Box * and, in the case of a joint holding of Sedgwick Registered Bonds, arrange for ALL other joint holders to do likewise. All holders who are individuals MUST SIGN IN THE PRESENCE OF A WITNESS who must also sign Box 8 where indicated. The witness must be over 18 years of age and should not be another joint holder signing the Form. The same witness may witness each signature of the joint holders. The witness should also print his/her name where indicated.

In the case of Sedgwick Bearer Bonds, the person who completes and signs or otherwise executes Box 8 must be either the actual holder of the Sedgwick Bearer Bonds or a participant or account holder in or of Euroclear or Cedel whose securities clearance or other account with Euroclear or, as the case may be, Cedel is credited with any Sedgwick Bearer Bonds. References herein to the holder(s) of Sedgwick Bearer Bonds are references to the person(s) signing or otherwise executing Box 8.

A company may execute under seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations. Alternatively, a company to which section 36A of the Companies Act 1985 applies may execute the Form by a director and the company secretary or by two directors of the company signing the Form and a company in corporated outside Great Britain may sign in accordance with the laws of the relevant territory in which the relevant company is incorporated. In both cases, execution should be expressed to be by the company and each person signing the Form should state the office which he/she holds and insert the name of the company above or alongside his/her signature.

If the Form is not signed by the registered holder(s), insert the name(s) and capacity (e.g. attorney or executor(s)) of the person(s) signing the Form. Such person should also deliver evidence of his/her authority in accordance with the notes on page 4.

                                                                  COMPLETE HERE

1  TO ACCEPT THE CONVERTIBLE OFFER             BOX 1
   Whether or not you wish to elect for
   the Loan Note Alternative or the US    Pound ST               FOR OFFICE USE
   dollar alternative, complete Box 1     ____________________  ________________
   and Box 5 (and, if appropriate,        Nominal amount of     HOLDER CODE
   Box 4, Box 6 and/or Box 7) and sign    Sedgwick Convertible
   Box 8 below.                           Bonds.
                                          ____________________  ________________

2  TO ELECT FOR THE LOAN NOTE                  BOX 2              H
   ALTERNATIVE
   Having completed Box 1 (and, if        Pound ST
   appropriate, Box 4, Box 6 and/or       ____________________  ________________
   Box 7), complete Box 2 and Box 5       Nominal amount of       C
   and sign Box 8 below.                  Sedgwick Convertible
                                          Bonds.
                                          ____________________  ________________

3  TO ELECT FOR THE US DOLLAR                  BOX 3              Q
   ALTERNATIVE                            ____________________
   Place a mark in this box to receive
   all of your cash consideration in US
   dollars instead of pounds sterling.
   You may not mark this box if you
   have completed Box 2.                  _____________________  _______________


4  FULL NAME(S) AND ADDRESS(ES) OF
   REGISTERED HOLDERS (TO BE COMPLETED
   IN BLOCK CAPITALS)                                                 BOX 4

   First-named registered holder            Second-named registered holder

   1. Forenames _____________________       2. Forenames _______________________
      (Mr, Mrs, Ms or Title)                   (Mr, Mrs, Ms or Title)

                                               Surname _________________________
   Surname __________________________
                                            Third-named registered holder

   Address __________________________        3. Forenames ______________________
                                                (Mr, Mrs, Ms or Title)
   __________________________________        Surname ___________________________

   __________________________________       Fourth-named registered holder

   Postcode _________________________        4. Forenames ______________________
                                                (Mr, Mrs, Ms or Title)

                                             Surname ___________________________

  In case of query, please state your daytime telephone number _________________

5.  FORM OF SEDGWICK CONVERTIBLE BONDS IN RESPECT OF WHICH            BOX 5A
    ACCEPTANCE IS MADE HEREBY                                    _______________
    Tick Box 5A if you are accepting the Convertible Offer
    in respect of Sedgwick Registered Bonds held by you.         _______________

                                                                       BOX 5B

    Tick Box 5B if you are accepting the Convertible Offer       _______________
    in respect of Sedgwick Bearer Bonds held by you.
                                                                 _______________


    Tick Box 5C if you are accepting the Convertible Offer             BOX 5C
    in respect of Sedgwick Bearer Bonds held by you through      _______________
    Euroclear or Cedel and will deliver your Sedgwick Bearer
    Bonds to J.P. Morgan or Donaldson, Lufkin & Jenrette
    through Euroclear or Cedel.                                  _______________

    If you ticked Box 5C, you must insert in Box 5D the                BOX 5D
    number of your securities clearance of other accounts   ____________________
    in Euroclear or Cedel which will be debited with        Securities clearance
    the Sedgwick Bearer Bonds and specify whether that      or other account
    account is held with Euroclear or Cedel.                number


                                                            ____________________
                            *Delete as applicable          with Euroclear/Cedel*
                                                            ____________________

6  OVERSEAS PERSONS                                               BOX 6
   If you are unable to give the representations
   and warranties in paragraph 10(b) of Part B
   of Appendix I to the Offer Document, you must
   put "NO" in Box 6
                                                     ___________________________


7  ADDRESS FOR THE DESPATCH OF CONSIDERATION                      BOX 7
   Address outside Canada, Australia and Japan
   (and, if electing for the Loan Note
   Alternative, outside the United States) to which consideration and/or other documents are to be sent instead of address in Box 4.


    Name ______________________________________________________________________


    Address ___________________________________________________________________


    ___________________________________________________________________________


    _____________________________________ Postcode ____________________________


8  ALL REGISTERED HOLDERS TO SIGN HERE TO ACCEPT                  BOX 8
   THE CONVERTIBLE OFFER

   EXECUTION BY INDIVIDUALS
   Signed and delivered      In presence of:
   as a deed by

   ________________________  ________________________  ________________________
   Signature                 Signature of Witness      Name of Witness


   ________________________  ________________________  ________________________
   Signature (joint holder)  Signature of Witness      Name of Witness


   ________________________  ________________________  ________________________
   Signature (joint holder)  Signature of Witness      Name of Witness


   ________________________  ________________________  ________________________
   Signature (joint holder)  Signature of Witness      Name of Witness


   IMPORTANT: EACH HOLDER WHO IS AN INDIVIDUAL MUST SIGN IN THE PRESENCE OF A WITNESS WHO MUST ALSO SIGN AND PRINT HIS/HER NAME WHERE INDICATED. IN THE CASE OF JOINT REGISTERED HOLDERS, ALL MUST SIGN.

   **Executed as a deed under the common seal of the company named below/
     Executed as a deed on behalf of the company named below** in the presence of/acting by:


   ________________________  ________________________  ________________________
   Name of Company           Signature                 Name of Director


   **Delete as appropriate   ________________________  ________________________
                             Signature                 Name of Director/
                                                       Secretary**



                     (TO BE COMPLETED IN BLOCK CAPITALS)

        FURTHER NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM

In order to avoid delay and inconvenience to yourself, the following points may assist you:

1.   IF THE SOLE HOLDER HAS DIED

     In relation to any Sedgwick Registered Bonds, if a grant of probate or letters of administration has/have been registered with Sedgwick, this Form must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness who must also sign this Form. The Form should then be returned either by post or by hand (in the case of a Non-US Holder) to Computershare Services PLC, P.O. Box 859, Consort House, East Street, Bedminster, Bristol BS99 1XZ, or by hand (during normal business hours only) to Computershare Services PLC, 5-10 Great Tower Street, London EC3R 5ER, or (in the case of a US Holder) by post or by hand to Bank of New York, 101 Barclay Street, New York, New York 10286, marked for the attention of Tenders and Exchanges, together with the relative bond certificate(s).

     If a grant of probate or letters of administration has/have been registered with Sedgwick, the personal representative(s) or prospective personal representative(s) should sign this Form in the presence of a witness who must also sign this Form and forward it with the bond certificate(s) and/or other documents of title. However, a grant of probate or letters of administration must be lodged with Computershare Services PLC or Bank of New York at any of the addresses set out above (as the case may be) before the consideration due under the Convertible Offer can be forwarded to the personal representative(s).

     If a person entitled to any Sedgwick Convertible Bonds has died, this Form may be signed by the personal representative(s) or prospective personal representative(s) of the deceased, who should indicate their status. The grant of probate and/or letters of administration must be lodged with Computershare Services PLC or Bank of New York at any of the addresses set out above (as the case may be) before the consideration due can be forwarded to the personal representatives(s).

2.   IF ONE OF THE JOINT REGISTERED HOLDERS HAS DIED

     This Form must be signed by all surviving registered holders in the presence of a witness and lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be), accompanied by the death certificate, the grant of probate or letters of administration in respect of the deceased holder.

3.   IF THE CERTIFICATE(S) IS/ARE HELD BY YOUR STOCKBROKER, BANK OR OTHER
     AGENT

     If your bond certificate(s) and/or other document(s) of title is/are with your stockbroker, bank or other agent, you should complete this Form and, if the certificate(s) is/are readily available but are not held through Euroclear or Cedel, arrange for it to be lodged by such agent with Computershare Services PLC or Bank of New York, at any of the addresses given in paragraph 1 (as the case may be), accompanied by the bond certificate(s) and/or other documents of title (in the case of Sedgwick Registered Bonds) or (in the case of Sedgwick Bearer Bonds) instruct your agent to lodge this Form and to arrange for evidence satisfactory to J.P. Morgan and Donaldson, Lufkin & Jenrette to be produced that the Sedgwick Bearer Bonds (together with all unmatured coupons appertaining thereto except for those relating to the period May 31, 1998 to November 30, 1998) have been deposited with a bank or other depositary to the order of J.P. Morgan or Donaldson, Lufkin & Jenrette.

     If the certificate(s) is/are not readily available and are not held through Euroclear or Cedel, lodge this Form with Computershare Services PLC or Bank of New York at any of the addresses given in paragraph 1 (as the case may be), duly completed together with a note saying e.g. "certificates to follow", and arrange for the certificate(s) in respect of Sedgwick Registered Bonds to be forwarded or (in relation to Sedgwick Bearer Bonds) arrange for compliance with the delivery instructions set out herein as soon as possible thereafter. (It is helpful for your agent to be informed of the full terms of the Convertible Offer.) If the Sedgwick Convertible Bonds are held through Euroclear or Cedel, forward this Form duly completed to Computershare Services PLC or Bank of New York at any of the addresses given in paragraph 1 (as the case may be) and follow the delivery instructions set out herein.

4.   IF ANY BOND CERTIFICATE(S) IS NOT READILY AVAILABLE OR HAS BEEN LOST

     The completed Form, and any bond certificate(s) which you may have available, should be lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be), accompanied by a letter stating that the balance will follow (and, if applicable, that you have lost one or more of you r bond certificates). At the same time, you should write to Sedgwick's registrar, Lloyds Bank Registrars, The Causeway, Worthing, West Sussex BN99 6DA, requesting that a letter of indemnity be sent to you which, when completed in accordance with the instructions given, should be lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be), as soon as possible thereafter.

5.   IF THE FORM HAS BEEN SIGNED UNDER POWER OF ATTORNEY

     The completed Form should be lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be) accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971). The power of attorney will be noted by Computershare Services PLC or Bank of New York and returned as directed.

6. IF YOUR NAME OR OTHER PARTICULARS ARE SHOWN INCORRECTLY ON THE BOND CERTIFICATE(S)

     e.g.  Name on the certificates..................................James Smith
           Correct name.............................................James Smythe

     The Form should be completed in your correct name and lodged with Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1 above (as the case may be) with your bond certificate(s) and accompanied by a letter from your bank, stockbroker or solicitor confirming that the person in whose name the Sedgwick Convertible Bonds are registered is one and the same as the person who has signed the Form. If an incorrect address is shown, the correct address should be written on the Form. If you have changed your name, lodge your marriage certificate or deed poll or, in the case of a company, a copy of the certificate of incorporation on change of name with this Form for noting.

7.   IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY)

     Send this Form and the Offer Document by the quickest means (e.g. air mail) to the holder for execution (provided that such documents are not forwarded or transmitted, by any means, in or into Canada, Australia or Japan) or, if he/she has executed a power of attorney giving sufficient authority, the attorney should sign the Form and the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) should be lodged with this Form for noting (see paragraph 5 above). No other signatures are acceptable.

8.   IF YOU HAVE SOLD OR TRANSFERRED ALL YOUR SEDGWICK CONVERTIBLE BONDS

     If you have sold or transferred all your Sedgwick Convertible Bonds, please send this Form and the Offer Document at once to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for delivery to the purchaser or transferee. However, this Form and the Offer Document should not be forwarded or transmitted in or into Canada, Australia or Japan.

9.   IF YOU ARE NOT RESIDENT IN THE UK

     The attention of Sedgwick Bondholders not resident in the UK is drawn, in particular, to paragraphs 8 and 10(b) of Part B of Appendix I to the Offer Document.

Without prejudice to paragraphs 6(d) and 7 of Part B of Appendix I to the Offer Document, Marsh & McLennan reserves the right to treat as valid any acceptance of the Convertible Offer which is not entirely in order or which is not accompanied by (as appropriate) the relevant bond certificate(s) and/or other document(s) or evidence of title. In that event, no consideration due under the Convertible Offer will be sent until after (as appropriate) the relevant bond certificate(s) and/or other document(s) or evidence of title or indemnities satisfactory to Marsh & McLennan have been received by Computershare Services PLC or Bank of New York at any of the addresses set out in paragraph 1. Notwithstanding that no bond certificate(s) and/or other document(s) of title is/are delivered with this Form, the Form, if otherwise valid and accompanied by an appropriate endorsement or certification to the effect that the Sedgwick Convertible Bonds referred to therein are available for acceptance and delivered to Computershare Services PLC or Bank of New York at any of the address set out in paragraph 1 (as the case may be), may be treated as valid for the purposes including an election for the Loan Note Alternative.